UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2022

Core Scientific, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Barton Springs Road, Suite 300 Austin, Texas	78704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CORZ	The Nasdaq Global Select Market
Warrants, exercisable for shares of common stock	CORZW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously disclosed, one of Core Scientific, Inc.’s (the “Company”) largest customers, Celsius Mining LLC (“Celsius”), along with its parent company and certain affiliates, filed for voluntary relief under chapter 11 of the United States Bankruptcy Code in July 2022. On September 28, 2022, Celsius filed a motion in the chapter 11 case alleging that the Company is violating the automatic stay with respect to the Master Services Agreement between Celsius and the Company (the “Agreement”). Celsius is also using its chapter 11 proceeding to withhold payment of certain charges billed to Celsius pursuant to the Agreement. The Company strongly disagrees with the allegations made in the Celsius motion and the interpretation of the Agreement espoused therein and is vigorously defending its interests, including seeking resolution from the bankruptcy court and payment of any outstanding amounts owed under the Agreement (subject to applicable bankruptcy law in the Celsius chapter 11 case) as soon as practical. There can be no guarantee that the bankruptcy court will rule in the Company’s favor in a timely manner or that Celsius will honor the terms of the Agreement. An adverse or untimely ruling by the bankruptcy court that provides Celsius the benefits of the Company’s hosting services without Celsius fully paying the costs of such services would have a material effect on the Company’s business, financial condition, results of operations and cash flows. As noted above, the Company intends to vigorously defend its interests and the Company’s board of directors has approved the retention of legal and other advisors to assist the Company with respect to the Celsius matter and current difficult market conditions.

Please see the sections entitled “Risk Factors” in our periodic reports and other documents filed with the U.S. Securities and Exchange Commission for more information on the risks related to our Company and ownership of our securities, including the risk factors entitled “Our revenue comes from a small number of customers, and the insolvency of, loss of, or significant decrease in business from, a number of these customers or our failure to continually attract new customers could have a material adverse effect on our business, financial condition and results of operations” and “A slowdown in the demand for blockchain technology or blockchain hosting resources and other market and economic conditions could have a material adverse effect on our business, financial condition and results of operations.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K (the “Form 8-K”) may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our and our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Form 8-K may include, for example, statements about our ability to:

•	successfully defend litigation, including matters in the Celsius chapter 11 proceedings;

•	meet future liquidity requirements and comply with restrictive covenants related to indebtedness;

•	effectively respond to general economic and business conditions, including the price of bitcoin;

•	maintain the listing on, or to prevent the delisting of our securities from, Nasdaq or another national securities exchange;

•	obtain additional capital, whether equity or debt;

•	enhance future operating and financial results;

•	successfully execute expansion plans;

•	attract and retain employees, officers or directors;

•	anticipate rapid changes in laws, regulations and technology;

•	execute its business strategy, including enhancement of the profitability of services provided;

•	realize the benefits expected from the acquisition of Blockcap, including any related synergies;

•	anticipate the uncertainties inherent in the development of new business strategies;

•	anticipate the impact of the COVID-19 pandemic, including variant strains of COVID-19, and its effect on business and financial conditions;

•	manage risks associated with operational changes in response to the COVID-19 pandemic, including the emergence of variant strains of COVID-19;

•	increase brand awareness;

•	upgrade and maintain effective business controls and information technology systems;

•	acquire and protect intellectual property;

•	comply with laws and regulations applicable to its business, including tax laws and laws and regulations related to data privacy and the protection of the environment;

•	stay abreast of modified or new laws and regulations applicable to its business or withstand the impact of any new laws and regulations related to its industry;

•	anticipate the impact of, and response to, new accounting standards;

•	anticipate the significance and timing of contractual obligations;

•	maintain key strategic relationships with partners and distributors;

•	respond to uncertainties associated with product and service development and market acceptance; and

•	anticipate the impact of changes in U.S. federal income tax laws, including the impact on deferred tax assets.

These forward-looking statements are based on information available as of the date of this Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should read this Form 8-K with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Form 8-K and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.
Dated: October 12, 2022

	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary